Exhibit 99.1

DEUTSCHE BANK 43rd ANNUAL HEALTH CARE CONFERENCE MAY 8, 2018

Forward-Looking Statements This presentation may contain forward-looking statements based managementexpectations.Numerousfactors,includingthose market conditions and those detailed from time-to-time in the on current relatedto Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.Readersshouldnotplaceunduerelianceonforward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. 2

Select Medical Overview Founded in 1996 $4.5 Billion Net Revenue LTM Q1 2018 $562 Million Adjusted EBITDA 2017 (1) 12.4% Adjusted EBITDA Margins SCALE AND EXPERTISE Leading provider of post-acute services with operations in 47 states and D.C. Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 46,400 staff in the United States as of 3/31/2018. Note: (1) See Slide 32 for non-GAAP reconciliation 3

Leading Post Acute Care Provider Largest operator of Long-Term Acute Care Hospitals (LTACH) • 99 LTACH’s operating in 27 states. Second largest operator of Rehabilitation Hospitals (IRF) • 24 IRF’s operating in 10 states. Largest operator of Outpatient Rehabilitation Clinics • 1,617 clinics in 37 states and D.C. Largest operator of Occupational Medicine Centers • 531 centers in 41 states. As of 03/31/18 4

Recent Events

Baylor Joint Venture

On May 3, 2018 Select and Baylor Scott & White Health announced planned expansion into the Austin Texas area with the acquisition of a 36 bed rehabilitation hospital.

Ochsner Rehabilitation Hospital

On May 1, 2018 Select and Ochsner Health opened the joint ventures new 56 bed rehabilitation hospital in New Orleans.

Select Refinancing

On March 23, 2018 Select entered into an amendment to its senior credit facilities, reducing borrowing spreads on its term loans by 75 basis points and it revolving loans by 50 basis points.

Concentra / US HealthWorks

On February 1, 2018 the Company announced the completion of the merger between Concentra and US HealthWorks, and related financing.

Banner Health Joint Venture

On January 9, 2018 the Company announced the signing of a new joint venture agreement with Banner Health in Arizona. The joint venture will consist of more than 37 outpatient physical therapy centers and the construction of 3 new inpatient rehab hospitals to be completed by 2020.

Select Medical: Improving Quality of Life

5

Revenue Mix 2017 Proforma 2017 2014 Contract Therapy 7% Outpatient 20% Occ Med 23% LTACH 40% OCC Med 32% LTACH 35% LTACH 60% IRF 13% Outpatient 23% Outpatient 20% IRF 13% IRF 14% Note: 2017 Proforma includes US HealthWorks 6

Payor Mix 2017 Proforma 2017 2014 Medicare 27% Medicare 30% Medicare 45% Non Medicare 55% Non Medicare 70% Non Medicare 73% Note: 2017 Proforma includes US HealthWorks 7

LONG-TERM ACUTE CARE HOSPITALS

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 –All LTACH’s under criteria as of September 2016. LTACH Rates for patients with; –3 day prior short term acute hospital ICU/CCU stay or –Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate. –Bipartisan Budget Act of 2018 extended blended site neutral payment rates for additional 2 years through September 2019. • • 9

LTACH Medicare Annual Spending 5.6 5.4 5.4 5.2 5.0 4.8 4.6 4.4 4.2 2010 2011 2012 2013 2014 2015 2016 2017 ($ in billions) Source: MedPAC Data (2016 & 2017 Figures estimated by MedPac) 10 5.3 5.2 5.0 5.0 4.8 4.7 4.6

LTACH Criteria Impact Average Daily Census 3,200 $1,800 Case Mix Index LTACH Revenue PPD 1.26 1.27 3,000 $1,750 $1,704 2,811 $1,700 2,800 2,677 2,665 $1,663 2,712 1.20 $1,650 2,600 2,634 1.19 1.19 $1,600 2,400 $1,570 $1,550 2,200 $1,558 $1,520 $1,500 (Rate) 2,000 (ADC1) 2013 2014 2015 2016 2017 1 ADC is for hospitals owned and operated as of December 31, 2017. Revenue PPD has been adjusted for reverse recognition change. 11 99.5% Compliance

INPATIENT REHABILITATION HOSPITALS

Our Rehabilitation “Model” • Partner with leading health systems through joint venture relationships – Inpatient rehab is the basis of “model” but can include other post acute network of services. – – – – Outpatient Rehab LTACH Day Rehab Occupational Medicine 13

Current Rehabilitation Operations

Select MEDICAL

TriHealth Rehabilitation Hospital
Partnering with Select Medical

OhioHealth Rehabilitation Hospital
In partnership with Select Medical

Cleveland Clinic Rehabilitation Hospital

Helen M. Simpson REHABILITATION HOSPITAL

PENNSTATE HERSHEY Rehabilitation Hospital

SSM Rehabilitation Network

Kessler INSTITUTE FOR REHABILITATION
Select Medical

California Rehabilitation INSTITUTE
A Cedars/UCLA Health Partnership

RIVERSIDE Rehabilitation Hospital
In Partnership with Select Medical

HONORHEALTH Rehabilitation Hospital

EMORY REHABILITATION HOSPITAL
In Partnership with Select Medical

West Gables REHABILITATION HOSPITAL



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
DC
CT
RI
MA
VT
NH
ME
AK
HI

Select REHABILITATION HOSPITAL of Denton

Select REHABILITATION HOSPITAL of San Antonio

BAYLOR Institute for Rehabilitation

Ochsner

- Wholly Owned
- Consolidated Joint Venture
- Non-Consolidated Joint Venture

Select Medical: Improving Quality of Life

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Rehabilitation Network Growth New JV Partnerships: Under Construction • Ochsner New Orleans – New 56 bed IRF • Opened May 2018 • Dignity Las Vegas, NV – New 60 bed IRF • Projected opening in 2019 Signed Riverside Health – Newport News, VA • • • New 50 bed IRF to replace existing hospital Construction to begin in 2018 • UF Health – Gainesville, FL • • Relocation of Shands 40 bed IRF Construction to begin in 2018 • Banner Health – Phoenix, AZ • JV to begin in 2018 with both inpatient and outpatient rehab services 15

Our Post Acute Partners Multi-billion dollar health system with 52 acute care hospitals and over 4,800 staffed acute beds. Net patient revenues of approximately $7 billion Three IRFs with 178 beds and two managed rehab units, 64 outpatient clinics and home health services 2011 facility and staffing services 16 Multi-billion dollar health system with 18 acute care hospitals, over 400 ICU beds, and over 3,900 staffed acute beds. Net patient revenues of over $7 billion 2015Three 60 bed IRFs and one managed rehab unit 2016Four LTAC hospitals with 230 beds and one managed 40 bed skilled nursing Multi-billion dollar health system with 32 acute care hospitals with over 3,900 staffed acute care beds. Net patient revenue of over $4 billion 2009Three IRFs with 125 beds, 68 outpatient clinics and other contract therapy

PHYSICAL THERAPY OUTPATIENT CLINICS

Outpatient Rehabilitation • Largest operator of outpatient rehab clinics in U.S. • March 2016 acquired Physiotherapy Associates (second largest at time of acquisition) • Growth through denovo clinics and tuck-in acquisitions • Bipartisan Budget Act of 2018 repealed annual limits on outpatient therapy services for Medicare beneficiaries. (Medicare represents approximately 15% of our outpatient payor mix) 18

Outpatient Rehabilitation - Industry Source: Company public filings and websites as of March 31, 2018 1,617 Outpatient Rehabilitation Clinics (37 States and D.C.) As of 03/31/2018 19 ATHLETICO (≈400) ATI (≈542) USPH (580) Select (1,617)

Outpatient Rehab Clinics 20 VISITS (000'S) 8,233 7,799 5,219 4,971 4,781 YEAR 2013 2014 2015 2016 2017 101 101 101 100 101 REVENUE PER VISIT

CONCENTRA

Concentra/US HealthWorks The largest provider of occupational the U.S. – 687 locations across 44 states health services in • Service Lines: – – – 531 occupational health centers 124 onsite clinics at employer locations 32 Community Based Outpatient Clinics Veterans Health Administration patients (CBOC) serving • Treat 21% of workplace injuries in the U.S. Note: Data as of March 31, 2018 and includes operations of US HealthWorks acquired February 1, 2018. 22

Concentra/US HealthWorks Footprint WA e ME MT NO MN VT ONH......O tv\A-o OR CD WI 0 NY so ID G • Ml f) cr, 0 WY .• CDPA 0 lA NE NJO NV OHCD MD o 'L ""......, C:f',,EO IN UT wv 0 co CA "'·oc 0 VA KS MO G KY 0 NC G 0 TN Ci) AZ Concentra@ 531Centers OK 0 0 sc AR 0 NM GA AL MS 0 TX LA 0 G) FL AK G As of 03/31/2018 Select Medical: I mproving Quality of Lif e

Concentra Stand Alone Post-Acquisition from Humana • Financial Information 2015 (acquired June 2015) – – – Revenue = $997 million Adjusted EBITDA = $90 million Adjusted EBITDA Margin = 9.0% • Financial Information 2017 – – – Revenue = $1.0 billion Adjusted EBITDA= $157.6 million Adjusted EBITDA Margin = 15.6% • Implemented $44 million of cost saving synergies. 24

US HealthWorks Acquisition US HealthWorks was the second largest occupational health with 220 centers in States. provider of the United • Transaction closed February 1, 2018. Select retains its 50.1% voting ownership in combined company. US HealthWorks Financial Performance 2017 • – – – Revenue = $552 million Adjusted EBITDA = $63 million Adjusted EBITDA margin = 11.4% • Identified $38 million of cost savings synergies. 25

FINANCE OVERVIEW

Financial Metric Trends Adjusted EBITDA(1) Net Revenue $562 $538 $4,527 $4,365 $4,217 2014 2015 2016 Outpatient 2017 LTM Q1 18 2014 2015 2016 Outpatient 2017 LTM Q1 18 LTACH IRF Concentra LTACH IRF Concentra ($ in millions) ($ in millions) Note: (1) See Slide 32 for non-GAAP reconciliation 27 $3,684 $3,023 $466 $399 $364

Annual Capital Expenditures $225 $200 $175 $150 $125 $100 $75 $50 $25 $0 2014 2015 Maintenance 2016 Development 2017 Concentra Q1 2017 Systems Q1 2018 (1) Excludes development capital related to the recapture of capital expenditures of $7M from 2016 and $36M from 2017 that Select funded on an interim basis, which we were reimbursed in 2017. 28 ($ in millions) (1) $197 $183 $51 $95 (1) $155 $40

Debt Maturities as of 03/31/2018 SEM Revolver (L + 2.75%) $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2018 2019 2020 2021 2022 2023 2024 2025 Note: New SEM Revolver and Term loans have springing maturity feature and become due in early 2021 unless SEM Senior Notes are refinanced prior to. 29 SEM Senior Notes 6.375% $1,413 SEM Term Loans (L + 2.75%) Concentra 1st Lien (L + 2.75%) Concentra 2nd Lien (L + 6.50%) $734 $9$12$18 $1,060 $252 $12

Financial Guidance 2018 Net Revenue $5,000M - $5,200M Adjusted EPS Adjusted EBITDA $630M - $660M $1.08 $1.12 $0.93 $0.97 - - EPS Note: See Slide 33 for non-GAAP reconciliation 30

Appendix: Additional Materials

Non-GAAP Reconciliation 2014 $128 2015 $136 2016 $125 2017 $220 LTM Q1 18 Net Income $241 Income tax expense (benefit) 76 72 56 (18) (19) Equity in losses/(earnings) of unconsolidated subsidiaries (7) (17) (20) (21) (20) Interest expense, net 86 113 170 155 161 Loss on debt retirement 2 - 12 20 10 Other (Gains) / Losses Concentra/Physio/US HealthWorks acquisition costs Depreciation and Amortization (30) (42) 0 0 5 3 3 6 68 105 145 160 164 Stock Based Compensation 11 15 17 19 19 Adjusted EBITDA $364 $399 $466 $538 $562 Net Cash Provided by Operating Activities Purchases of Property and Equipment Free Cash Flow $170 $208 $347 $238 345 (95) (183) (162) (233) (222) $75 $25 $185 $5 $123 ($ in millions) 32

Financial Guidance Non-GAAP Reconciliation Range Low High Net income attributable to Select Medical Net income attributable to non-controlling interests Net income Income tax expense Interest expense Equity in earnings of unconsolidated subsidiaries Loss on early retirement of debt Income from operations Stock compensation expense Depreciation and amortization U.S. HealthWorks acquisition costs Adjusted EBITDA $ 125 $ 145 41 43 166 65 206 (22) 10 188 73 206 (22) 10 425 21 181 3 455 21 181 3 $ 630 $ 660 Range Low High Income per common share - diluted shares Adjustments: Loss on early retirement of debt U.S. HealthWorks acquisition costs Adjusted income per common share - diluted shares $ 0.93 $ 1.08 0.03 0.01 0.03 0.01 $ 0.97 $ 1.12 ($ in millions, except per share amounts) 33

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